SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 1, 2004


                              STATION CASINOS, INC
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Nevada                      000-21640                   88-0136443
(State or other jurisdiction         (Commission               (I.R.S. Employer
     of incorporation)               File Number)            Identification No.)

2411 West Sahara Avenue, Las Vegas, Nevada                         89102
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: (702) 367-2411
                                                   -----------------------------

                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     On December 1, 2004, Blake L. Sartini resigned from the Board of Directors of Station Casinos, Inc. (the "Company") in order to devote his full time to his other business interests. Mr. Sartini had served on the Company's Board of Directors since May 1993. With Mr. Sartini's resignation, the Company's Board of Directors consists of independent directors Lowell H. Lebermann, Jr., James E. Nave, Lee S. Isgur and Robert E. Lewis, along with Frank J. Fertitta III and Lorenzo J. Fertitta.



                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Station Casinos, Inc.


Date: December 3, 2004                          By: /s/ Glenn C. Christenson
                                                    ------------------------
                                                    Glenn C. Christenson
                                                    Executive Vice President,
                                                    Chief Financial Officer,
                                                    Chief Administrative Officer
                                                    and Treasurer